                                                                    Exhibit 10.9

------------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                       1. THIS CONTRACT IS A RATED ORDER                        RATING              PAGE OF PAGES
                                        UNDER DPAS (15 CFR 350)                                                     1       24
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO. 3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DAAD17-01-D-0006                                        29 Jun 2001        W71B7J-1096-H242
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                    CODE W71B7J                                6. ADMINISTERED BY (If other than Item 5)  CODE S0513A
                                     ------------------------------------                                                  ---------
US ARMY ROBERT MORRIS ACQUISITION CENTER                                   DCM - SANTA ANA
RMAC - ADELPHI                                                             34 CIVIC CENTER PLAZA
2800 POWDER MILL ROAD                                                      P.0. BOX C-12700
AMSSB-ACA                                                                  SANTA ANA CA 92712-2700
ADELPHI MD 20783-1197
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR  (No. street, city, county,              8. DELIVERY
                                   state and zip code)                        |_| FOB ORIGIN  |X| OTHER (See below)

IRVINE SENSORS CORPORATION                                                 ---------------------------------------------------------
DARYL SMETANA                                                              9. DISCOUNT FOR PROMPT PAYMENT

3001 RED HILL AVENUE BLDG 4                                                   NET 30 DAYS
COSTA MESA CA 92626                                                        ---------------------------------------------------------
                                                                           10. SUBMIT INVOICES                        ITEM

                                                                               (4 copies unless otherwise specified)
-------------------------------------------------------------------------      TO THE ADDRESS                             Section G
CODE 54266                           FACILITY CODE                             SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR            CODE W71B7J                                12. PAYMENT WILL BE MADE BY                CODE HQ0339
                                     ------------------------------------                                                  ---------
US ARMY RESEARCH LABORATORY                                                DFAS - COLUMBUS CENTER
VINCENT MARINELLI/AMSRL-SE-SS                                              DFAS-C0/WEST ENTITLEMENT OPERATIONS
2800 POWDER MILL ROAD                                                      P.O. BOX 182381
ADELPHI MD 20783-1197                                                      COLUMBUS OH 43218-2381

------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                           14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION
    |_| 10 U.S.C. 2304(c)( )  |_| 41 U.S.C. 253(c)( )
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                   15B. SUPPLIES/SERVICES                     15C. QUANTITY   15D. UNIT   15E. UNIT PRICE   15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                      SEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT                       $0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                    16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X) SEC.         DESCRIPTION                           PAGE(S)  (X)  SEC.                         DESCRIPTION                PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
            PART I - THE SCHEDULE                                                         PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X   A  SOLICITATION/CONTRACT FORM                      1 - 1    X    I         CONTRACT CLAUSES                             18
------------------------------------------------------------------------------------------------------------------------------------
 X   B  SUPPLIES OR SERVICES AND PRICES/COSTS           2          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
 X   C  DESCRIPTION/SPECS./WORK STATEMENT               4        X    J         LIST OF ATTACHMENTS                          23
------------------------------------------------------------------------------------------------------------------------------------
 X   D  PACKAGING AND MARKING                           10                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X   E  INSPECTION AND ACCEPTANCE                       11            K         REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                                                                OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X   F  DELIVERIES OR PERFORMANCE                       12
------------------------------------------------------------------------------------------------------------------------------------
 X   G  CONTRACT ADMINISTRATION DATA                    13            L         INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X   H  SPECIAL CONTRACT REQUIREMENTS                   14            M         EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is          18. |_| AWARD (Contractor is not required to sign this
required to sign this document and return 1 copies to            document)              Your offer on Solicitation Number
issuing office) Contractor agrees to furnish and deliver         -------------------------------------------------------------------
all items or perform all the services set forth or
otherwise identified above and on any continuation               including the additions or changes made by you which
sheets for the consideration stated herein. The rights           additions or changes are set forth in full above, is
and obligations of the parties to this contract shall be         hereby accepted as to the items listed above and on my
subject to and governed by the following documents: (a)          continuation sheets. This award consummates the contract
this award/contract, (b) the solicitation, if any, and           which consists of the following documents: (a) the
(c) such provisions, representations, certifications,            Government's solicitation and your offer, and (b) this
and specifications, as are attached or incorporated by           award/contract. No further contractual document is
reference herein.                                                necessary.

(Attachments are listed herein)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                              20A. NAME AND TITLE OF CONTRACTING OFFICER

                                                                           LEE A. HESS / CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                       19C. DATE SIGNED             20B. UNITED STATES OF AMERICA          20C. DATE SIGNED

BY                                                                         By /s/ Lee A. Hess                          29-Jun-2001
   ----------------------------------------                                   ----------------------------------------
   (Signature of person authorized to sign)                                   (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                               26-107                          STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE                                  GPO 1985 O - 469-794                    Prescribed by GSA
                                                                                                   FAR (48 CFR) 53.214(a)

                                                                DAAD17-01-D-0006

SECTION B Supplies or Services and Prices

ITEM NO   SUPPLIES/SERVICES     MAX             UNIT           UNIT PRICE       MAX AMOUNT
                                QUANTITY
0001                                            Dollars,
                                                    U.S.                                      $

          STROBE IMAGER
          CPFF - The contractor shall research and develop a Stacked Readout for low Observable Enhancement (STROBE) Imager
          PURCHASE REQUEST NUMBER W71B7J-1096-H242

                                                                 MAX COST       $20,000.000.00

                                                                FIXED FEE                $0.00
                                                                                --------------
                                                     TOTAL MAX COST + FEE       $20,000,000.00

CLAUSES INCORPORATED BY FULL TEXT

52.004-4400 NAME AND ADDRESS OF OFFEROR/CONTRACTOR (SEP 1999)

          Irvine Sensors Corporation
          3001 Red Hill Avenue, Bldg. 4
          Costa Mesa, CA 92626

                                 (End of clause)

52.004-4401 RMAC POINT OF CONTACT (MAR 2000)

The RMAC point of contact for this action is:

Contract Specialist:  Terri Carney
Telephone Number:     301-394-1503
Fax Number:           301-394-3184
Email:                tcarney@arl.army.mil

                                 (End of clause)

52.004-4403 CONTRACTING OFFICER'S REPRESENTATIVE (COR) (JUN 2001)

The COR appointed to this contract is identified below. See formal letter of appointment for authorized duties/responsibilities.

                                                                DAAD17-01-D-0006

COR Name:           Mr. Vincent R. Marinelli
COR Telephone:      301-394-3112
COR Email address:  vmarinelli@arl.army.mil
Fax:                301-394-4605

(End of clause)

52.016-4407 TYPE OF CONTRACT (SEP 1999)

This is a Cost Plus Fixed Fee (Completion) Indefinite Delivery / Indefinite Quantity type of contract under which DD Form 1155s will be used to issue Task Orders

                                 (End of clause)

52.032-4421 INCREMENTAL FUNDING - PERFORMANCE PERIOD (SEP 1999)

Task Orders issued hereunder may be incrementally funded. The amount available for payment and allotted to each task order will be identified therein. Each task order will identify the period that the allotted funds will cover.

                                 (End of clause)

                                                                DAAD17-01-D-0006

SECTION C
Descriptions and Specifications

C.1 BACKGROUND: The U.S. Army Research Laboratory (ARL) provides support to developing concepts for future applications of technology. Through this contract, ARL will rapidly develop, test, and field (in limited quantities) a laser radar (ladar) system that allows a human to perform Combat Identification
(ID) confidently and reliably. The Defense Advanced Research Projects Agency (DARPA) is sponsoring this contract as part of its Jigsaw Program, and the contract period of performance is timed to support U.S. Army procurement decisions in early 2003 regarding the Future Combat System (FCS).

C.1.1 Sensor Design Efforts (SDE): The Government is planning to award multiple SDE contracts. SDE performers shall interface with FCS contractors to obtain flow down system requirements. SDE contracts shall include some or all of the following technical tasks: objective system design study, prototype system design, prototype system construction, data collection and analysis, and demonstration of system capability by the end of 2002. SDE contractors shall share their results with FCS contractor teams.

C.1.2 Technology Development Efforts (TDE): The Government is planning to award multiple TDE contracts. TDE contractors shall address specific technical questions associated with the application of ladar to Combat ID, and they shall be required to share their results with all SDE contractors. SDE contractors are encouraged to take advantage of the results of all TDE activities; however, SDE contractors bear full responsibility for making their systems successful, regardless of the success or failure of the Government-funded TDE activities.

C.2 SCOPE: The SDE contractor shall furnish all personnel, facilities, equipment and supplies, unless otherwise specified herein, to perform services to support research, development, limited acquisition and logistics support for items and systems supporting ARL, DARPA, and Jigsaw objectives. This SDE contract shall provide access to state-of-the-art technology, industry experts, and a means to rapidly build new equipment. This contract shall also provide a mechanism by which limited numbers of prototypes are procured, but it does not cover production of significant quantities.

C.3 APPLICABLE DOCUMENTS:

C.3.1 Government Documents: The following documents are for guidance only:

      a.    DoD 5000.1: Defense Acquisition Directive,

      b.    DoD-STD-100: Engineering Drawing Practices,

      c.    DoD-D-1000: Drawings, Engineering and Associated Lists,

      d. DoD 5220.22-M: Industrial Security Manual for Safeguarding Classified Information,

      e. MIL-STD-12D: Abbreviations for Use on Drawings, Specifications, Standards and in Technical Documents,

      f.    MIL-STD-130G: Identification and Marking of US Military Property,

      g. MIL-STD-454M: Design and Construction of Electronic Equipment for the Department of Defense,

      h.    MIL-STD-490A: Specification Practices,

      i.    MIL-STD-810E: Environmental Test Methods and Engineering Guidelines,

      j. MIL-STD-1319A: Item Characteristics Affecting Transportability and Packaging and Handling Equipment Design,

      k.    DoD 5220.22-M: National Industrial Security Program Operating
            Manual.

C.3.2 Non-Government Documents:

      a. ANSI Z39.18-1987: American National Standard for Information Sciences-Scientific and Technical Reports-Organization, Preparation, and Production

C.3.3 Others may be required and will be identified in each individual task.

                                                                DAAD17-01-D-0006

C.4 REQUIREMENTS:

C.4.1 General:

C.4.1.1 The requirements may cross a number of specialized technology areas. As a key condition to this contract, the contractor shall be able to bring together qualified professionals that possess the education, training, and experience related to performing the varying tasks.

C.4.1.2 Program management support will be required under the contract. The contractor shall provide program management support to the overall contract as well as to the individual tasks. Program management experience shall be relatable to the technology area(s) and the customer community.

C.4.1.3 The contractor may be excluded from follow-on efforts as set out in FAR Subpart 9.5 Organizational and Consultant Conflicts of Interest. The contractor may refuse a task should it be a conflict of interest. Notwithstanding, personnel that sign the non-disclosure agreements shall not divulge information gained in execution of the task to any personnel or agency outside the U.S. Government except as authorized by the COR.

C.4.2 Tasks:

C.4.2.1 Program Management Support The contractor shall direct the overall contract work effort and have the necessary in-house technical expertise to effectively manage the technologies areas listed below. The contractor shall have DoD-approved purchasing and cost accounting systems and manage the subcontractor team in such a way that personnel and facilities are available and effectively utilized. The contractor shall provide management data to ARL in an integrated and coherent format each month as well as on an as required basis.

C.4.2.1.1 The contractor shall develop and produce presentation graphics.

C.4.2.1.2 The contractor shall prepare, edit, and publish technical reports.

C 4.2.1.3 The contractor shall prepare test and evaluation plans and reports.

C.4.2.1.4 The contractor shall support reviews by preparing meeting agendas, meeting minutes, and briefing packages.

C.4.2.1.5 The contractor shall provide other program management support as identified in the individual tasks.

C.4.2.2 Market Survey and Technology Assessment The contractor shall conduct market surveys and technology assessments that include requirement/technology allocation and trade-off. The contractor shall maintain ready access to relevant sources of information for this work.

C.4.2.2.1 The contractor shall determine how the new equipment will impact operational effectiveness. The contractor shall survey industry, institutions of higher learning, and Government laboratories to obtain information on equipment, systems and technology with potential application to requirements defined in the individual tasks.

C.4.2.2.2 The contractor shall analyze impacts of stated system operational characteristics, mission objectives, environmental factors, minimum acceptable system functional requirements, technical performance and figures of merit for existing systems as they influence the stated project goals. The contractor shall identify the impacts of various technologies and equipment on current operational procedures and user needs.

                                                                DAAD17-01-D-0006

C.4.2.3 Concept Modeling The contractor shall model concepts for the purpose of evaluating alternate options for meeting system performance and design requirements. The contractor shall identify and rank system design trade-offs (mission requirements against product performance), identifying available technology, and assessing and assuring features including deployable, transportable, supportable, and safe to use.

C.4.2.4 Design The contractor shall design the hardware and/or software components for the intended new system. The contractor shall develop preliminary designs, final designs, or full technical data packages as specified in the individual tasks.

C.4.2.5 Fabrication The contractor shall fabricate hardware components and systems. Quantities shall range from one up to a quantity required for production capability verification and extended field tests. Actual quantities will be specified in the individual tasks.

C.4.2.6 System Integration The contractor shall perform system integration that is consistent with the development and fielding of the system. The activities shall include concept development and other associated activities such as planning, organizing, coordinating, and directing.

C.4.2.7 Evaluation The contractor shall plan and support the system evaluation. The evaluations shall be conducted in either a controlled environment or in field conditions. The evaluation shall demonstrate the feasibility of the technology to meet the requirements set out in the task.

C.4.2.8 Documentation The contractor shall prepare documents that include technical data, design and production drawings, operation and maintenance manuals, training aids and other documentation specified in the individual tasks.

C.4.2.9 Performance Analysis The contractor shall perform measurements and analyses on systems to provide an assessment of their utility in operationally significant scenarios. The contractor shall provide a quantitative measurement of the system performance and provide a figure of merit that clearly identifies the improvement in performance over existing technologies.

C.4.2.10 Production Verification The contractor shall validate production techniques and costs and provide adequate prototypes for field tests of the system. Contractor shall develop and specify procedures and fabricate special tooling and equipment required for limited and full-scale production.

C.4.3 Specialized Technology Areas The contractor shall assemble a team of no more than 10 individual companies that encompass all of the specialized capabilities in the technology and mission areas below. Although it will be allowable for the contractor to hire consultants, the award will be based on the capabilities (technology, facilities, and personnel) intrinsic to the contractor team.

C.4.3.1 Ladar System Technology: The contractor shall have the capability to perform a thorough system design trade study for an objective ladar system. The contractor shall have the capability to design, fabricate, modify, and integrate ladar component and system technologies.

C.4.3.2 Electronics: The contractor shall have the capability to design and fabricate, modify, and integrate circuit boards that use surface mount components and techniques, application specific integrated circuits, and other state-of-the-art electronics fabrication techniques. The contractor shall have the capability to design and fabricate, modify, and integrate application-specific processors and computers for intelligence information processing, positioning and targeting, navigation, and other specialized purposes.

C.4.3.3 Data Registration, Reconstruction and Visualization: The contractor shall have the capability to design, produce, modify, and integrate software for special applications that include data registration, reconstruction, and visualization. The contractor shall have the capability to present 3-D ladar data to a human observer so as to facilitate rapid identification of the target and its environment.

                                                                DAAD17-01-D-0006

C.4.3.4 Experimentation: The contractor shall have the capability to design and conduct experiments in order to measure human performance of Combat ID using 3-D data, with varying system parameters and processing methods.

C.5 QUALITY ASSURANCE: Quality assurance specifications including special tests, sampling, first article inspection. The place of acceptance shall be identified in each task. If not identified, the place of acceptance shall be the Army Research Laboratory, Adelphi, MD.

C.6 PREPARATION FOR DELIVERY: Preservation, packaging, packing, and package marking shall be specified by each task.

C.7 SECURITY REQUIREMENTS: None.

C.8 GOVERNMENT FURNISHED PROPERTY: Government property and services will be identified in the individual task.

C.9 SAFETY REQUIREMENTS: The contractor shall be in compliance with applicable state and federal safety standards. Special safety requirements shall be identified by the individual task.

C.10 REPORTS

C.10.1 Monthly Reports (A001): The contractor shall provide monthly progress, status, and cost reports. The reports shall include a one page executive summary and separable individual summaries of all active tasks. The executive summary shall provide details on the programmatic, schedule, and cost of the overall contract. The individual task summaries shall include a technical abstract, project milestones, technical and financial status, and any significant issues.

C.10.2 Final Reports (A002): The contractor shall provide a final report for each task. This report shall summarize the technical, financial, and programmatic aspects of the work.

C.10.3 Additional Documentation: Individual tasks may require additional documentation that will be detailed therein.

C.11 TASK ORDER Process

C.11.1 Specific: The contractor shall commence work upon receipt of task order award by a duly authorized Contracting Officer.

C.11.2 Task Orders: The task order constitutes the specific work packages and functions assigned by the Contracting Officer. Task orders will include specific objectives and details regarding the efforts to be performed.

C.11.3 Task Order Format: Proposed task orders will contain sufficient information to allow the contractor to prepare the task proposal as follows:

      a.    Task Order number,
      b.    Task Order title,
      c.    Contract number,
      d.    Background and objective,
      e.    Statement of work,
      f.    Items and data to be delivered,
      g.    Site location(s),
      h.    Test requirements,
      i.    Desired period of performance,
      j.    Technical point of contact,

                                                                DAAD17-01-D-0006

      k.    Government furnished property, if any,
      l.    Security classification, and
      m.    Proposed preservation, packaging, packing, and marking.

C.11.4 Method: The Contracting Officer will forward the proposed task order for contractor proposal preparation. Within 10 calendar days of receipt of the proposed task, the contractor shall submit to the Contracting Officer, in writing a task proposal, containing, as a minimum, the following:

      a.    Task order number,
      b.    Task order title,
      c.    Contract number and date of work task proposal preparation,
      d.    Purpose and objective,
      e. Performing elements (including major elements of the company or subcontractors, and brief description of their interface in the accomplishment of the task),
      f. Technical approach (include proposed deviations to the Government approach, such as additions or deletions of specific objectives or deliverables),
      g.    Critical parameters and assumptions,
      h.    Schedule of accomplishments and major milestones,
      i. A detailed, well supported cost proposal including man-hours per labor category for each of the performing elements, Forward Pricing rate agreements to support all direct and indirect costs, and any travel costs (substantiated by the Joint Travel Regulation) along with materials and other direct costs with supporting rationale such as competitive quotes, published price lists, or detailed engineering estimates (read: considerable explanations for how any cost is derived). Fee, if proposed, should be fully substantiated by the inclusion of a Weighted Guidelines Application including specific rationale and verifiable support for positions assumed as per the DOD Federal Acquisition Regulation Supplement. Cost and Pricing Data shall be certified in accordance with the applicable regulations in place at the time an agreement on price for the task order is consummated. In the event subcontractors are proposed, the prime contractor shall be responsible for ensuring that the subcontractor knows and understands that the same level of detail is required in its proposal as well (although it may need to come to the Contracting Officer under separate cover to protect the proprietary nature of the subcontractor's cost detail). Failure to provide any of the above will result in a rejection of the proposal by the Government - the contractor is forewarned that the decision to solicit a Task Order proposal for future effort is at the discretion of the Contracting Officer.
      j.    A technical point of contact shall be identified for each task.

C.12 KEY PERSONNEL: Key personnel are those identified in the prime offeror's proposal that this contract was awarded against.

C.12.1 Substitution of Key Personnel and Subcontractors:

C.12.1.1 All proposed substitutions must be submitted in writing to the Contracting Officer 30 days (180 days if security clearance is to be obtained) in advance of the proposed substitutions. The contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions, a complete resume of the proposed substitute, as well as any other information requested by the Contracting Officer after the initial submission.

C.13 OSHA STANDARDS: Manufacturer or supplier shall ensure that all OSHA standards applicable to that which is being purchased are in compliance.

C.14 WARRANTIES: The contractor shall provide standard warranties as they apply to commercial items purchased for the Government.

                                                                DAAD17-01-D-0006

C.15 DOCUMENT REPORTING: The cover of each document produced by the contractor shall contain, as a minimum, the information as follows:

      a.    Name and business address of the contractor,
      b.    Contract number,
      c.    Total dollar number of the contract,
      d. Whether the contract was competitively or non-competitively awarded (if competitively, whether on a technical or cost basis),
      e. Sponsoring organization (including office identification and location) and responsible person within the organization,
      f. Disclaimer statement, such as 'The views, opinions, and findings contained in this document are those of the author(s) and should not be construed as official Department of the Army position, policy, or decision, unless so designated by other official documentation.

                                                                DAAD17-01-D-0006

SECTION D Packaging and Marking

D.1 Preservation, Packing and Packaging shall be of a standard commercial type providing for damage-free shipment to destination.

                                                                DAAD17-01-D-0006

SECTION E Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN        INSPECT AT           INSPECT BY           ACCEPT AT       ACCEPT BY
0001        Destination          Government           Destination     Government

CLAUSES INCORPORATED BY REFERENCE:

52.246-5    Inspection Of Services Cost-Reimbursement                  APR 1984
52.246-8    Inspection Of Research And Development Cost Reimbursement  MAY 2001

CLAUSES INCORPORATED BY FULL TEXT

52.046-4400 GOVERNMENT INSPECTION AND ACCEPTANCE (SEP 1999)

Government Inspection and Acceptance shall be performed at the US Army Research Laboratory by an authorized Government Representative.

                                 (End of clause)

                                                                DAAD17-01-D-0006

SECTION F Deliveries or Performance

DELIVERY INFORMATION

CLINS      DELIVERY DATE        UNIT OF ISSUE     QUANTITY     FOB        SHIP TO ADDRESS
0001       36.00 MONTHS ADC     Dollars, U.S.                  Dest.      W71B7J
                                                                          US ARMY RESEARCH
                                                                          LABORATORY
                                                                          VINCENT MARINELLI / AMSRL-
                                                                          SE-SS
                                                                          2800 POWDER MILL ROAD
                                                                          ADELPHI MD 20783-1197

CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Alt I Stop-Work Order (Aug 1989) - Alternate I    APR 1984
52.247-34       F.O.B. Destination                          NOV 1991

                                                                DAAD17-01-D-0006

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

CONTRACT        FUNDING DATA                                        COST CODE

CLAUSES INCORPORATED BY FULL TEXT

52.032-4405 DISTRIBUTION OF VOUCHERS (SEP 1999)

      a. The contractor shall forward vouchers to the addresses below in a simultaneous mailing. NOTE: All vouchers must identify the CLIN under which payment is being requested. VOUCHERS WHICH DO NOT IDENTIFY THE PROPER CLIN(s) WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER.

      (1) The original and six (6) copies to Defense Contract Audit Agency
(DCAA) Office. The cognizant Office address is:

          DCAA Santa Ana Branch Office
          3 Hutton Centre Drive, Suite 750
          Santa Ana, CA 92707-5704

      (2) One copy to the US Army Research Lab oratory's Technical Representative, addressed to:

          US Army Research Laboratory
          ATTN: Vincent Marinelli/AMSRL-SE-SS
          2800 Powder Mill Road
          Adelphi, MD 20783-1197

      b. The contract completion voucher will be forwarded by the DCAA Contract Auditor to the Defense Contract Management (DCM) Administrative Contracting Officer (ACO), or to the PCO who signed this contract if no DCM ACO has been designated, for approval and transmittal to the cognizant disbursing office.

                                 (End of clause)

52.032-4417 NOTICE TO PAYMENT OFFICE (SEP 1999)

      Payments shall be disbursed in accordance with this Section G herein. This Section associates specific ACRNs with specific CLINs. In the event a CLIN contains multiple ACRNs, payments shall be disbursed on a "first expiring funds" basis, unless otherwise specified.

                                 (End of clause)

                                                                DAAD17-01-D-0006

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

52.004-4400 FOREIGN NATIONALS PERFORMING UNDER CONTRACT (AUG 1999)

In accordance with Title 8 U.S.C. 1324a, local Foreign Disclosure Officers
(FDOs) may approve access by foreign nationals working on unclassified public domain contracts for the duration of the contract, provided the foreign nationals have appropriate work authorization documentation.

In those instances where foreign nationals are required to perform under any resultant contract and employment eligibility documentation was not submitted with an Offeror's proposal, the employment eligibility documentation specified at 8 CFR 274a.2 shall be submitted to the Contracting Officer prior to the foreign national's performance. Offerors not employing foreign nationals in performance of any resultant contract may disregard this clause.

For further information, please contact: Army Research Laboratory

                         Adelphi Laboratory Center
                         ATTN: AMSRL-IO, FDO
                         2800 Powder Mill Road
                         Adelphi, MD 20783-1197

                                 (End of clause)

52.004-4402 REPORTING OF CONTRACTOR MANPOWER DATA ELEMENTS (JAN 2001)

(a) Scope. The following sets forth contractual requirements for reporting of contractor labor work year equivalents (also called Contract Man-year Equivalents (CMEs)) in support of the Army, pursuant to 10 U.S.C. 129a, 10 U.S.C. 2461(g). Section 343 of P.L. 106-65, and 32 CFR 668. Reporting shall be accomplished electronically by direct contractor submission to the secure Army Web Site: https://contractormanpower.us.army.mil . Information on the background, purposes, and significance of this reporting requirement, and the 32 CFR 668 Final Rule as published in the Federal Register, can be found at this Web Site. In addition, a Help Desk function, detailed instructions on what and how to report, FAQs, and a site demonstration are available. The Army's objective is to collect as much significant CME data as possible to allow accurate reporting to Congress and for effective Army planning. The reporting data elements should not be viewed as an "all or nothing" requirement. Even partial reporting, e.g., direct labor hours, appropriation data, place of performance, Army customer, etc., will be helpful.

(b) Applicability. This reporting requirement applies to services covered by Federal Supply Class or Service codes for "Research and Development," and "Other Services and Construction." Report submissions shall not contain classified information. (Also see "Exemptions" at (d) below.)

(c) Requirements. The contractor is required to report the following contractor manpower information, associated with performance of this contract action in support of Army requirements, for all covered contracts, to the Office, Assistant Secretary of the Army (Manpower and Reserve Affairs) (ASA(M&RA)), using the secure Army data collection web-site at https://contractormanpower.us.army.mil . (Other information requirements associated with the manpower data collection (contract and task or delivery order numbers; appropriation data and amounts, total estimated value of contract; federal supply class or service code; major Army organizational element receiving or reviewing work; beginning and ending date for reporting period; place of performance; name, address, and point of contact for contractor; etc.) are specified and explained at the web-site.)

(1) Labor Hours. Composite direct labor hours and the value of those hours. Composite indirect labor hours associated with the reported direct hours, and the value of those indirect labor hours plus compensation related costs

                                                                DAAD17-01-D-0006
for direct labor hours ordinarily included in the indirect pools (compensation costs are defined in the reporting instructions at the Army web site).

(2) Rates. Alternatively, contractors may report two distinct, relevant (annualized) composite or average indirect labor rates in lieu of raw indirect labor hours and the value of those indirect hours. Such rates shall be annualized average estimates for the reporting contractor and need not be developed for each reporting period. Either method chosen should be consistently reported.

(d) Exemption(s). If the contractor is unable to comply with these reporting requirements without creating a whole new cost allocation system or system of records (such as a payroll accounting system), or due to similar insurmountable practical or economic reasons, the contractor may claim an exemption to at least a portion of the reporting requirement by certifying in writing to the contracting officer the clear underlying reason(s) for exemption from the specified report data element(s), and further certifying that they do no otherwise have to provide the exempted information, in any form, to the United States Government. The "self-exemption" will apply to all contract actions involving the contractor and will be reviewed and approved by the Deputy Assistant Secretary of the Army (Procurement), in coordination with the Deputy Assistant Secretary of the Army (Force Management and Resources), whose decision is final in this matter.

(e) Uses and Safeguarding of Information. The information submitted will be treated as contractor proprietary information when associated with a contractor name or contract number.

(f) Subcontract Data. The contractor shall ensure that all reportable subcontract data is timely reported to the data collection web site (citing this contract/order number). At the discretion of the prime contractor, this reporting may be done directly by subcontractors to the data collection site; or by the prime contractor after consolidating and rationalizing all significant data from their subcontractors.

(g) Report Schedule. The contractor is required to report the required information to the ASA(M&RA) data collection web site generally contemporaneous with submission of a request for payment (for example, voucher, invoice, or request for progress payment), but not less frequently than quarterly, retroactive to October 1, 1999, or the start of the contract/order, whichever is later. Deviation from this schedule requires approval of the contracting officer.

(h) Reporting Flexibility. Contractors are encouraged to communicate with the Help Desk identified at the data collection web site to resolve reporting difficulties. The web site reporting pages include a "Remarks" field to accommodate non-standard data entries if needed to facilitate simplified reporting and to minimize reporting burdens arising out of unique circumstances. Changes to facilitate reporting may be authorized by the contracting officer or the Help Desk (under HQDA policy direction and oversight).

                                 (End of clause)

52.005-4401 RELEASE OF INFORMATION BY MANUFACTURERS, RESEARCH ORGANIZATIONS,
            EDUCATIONAL INSTITUTIONS HOLDING ARMY CONTRACTS, AND OTHER COMMERCIAL ENTITIES (AUG 1999)

      AR 360-5 prescribes Department of the Army policies and clearance procedures with respect to release of procurement information by manufacturers, research organizations, and educational institutions holding Army contracts, and by commercial firms or organizations which do not hold Army contracts or grants.

      Your organization should clear with the Information Office any public release of information on this contract by first completing ARL Form 1 (10 DEC
1992) and forwarding the form and the material to be released to the address shown below. This information includes news stories, articles, sales literature, advertisements, radio-TV spots, etc., on unclassified contracts as well as on the classified contracts governed in this respect by DD Form 254.

      The request for public release of information should be addressed to:

                                                                DAAD17-01-D-0006

      U.S. Army Research Laboratory              U.S. Army Robert Morris
      Public Affairs Office                       Acquisition Center
      ATTN: AMSRL-CS-PA                          Adelphi Contracting Division
      2800 Powder Mill Road                      ATTN: AMSSB-ACA-C/L.Hess
      Adelphi, Maryland 20783-1197               Adelphi, Maryland 20783-1197

M/F Contract No: DAAD17-01-D-0006

      The contractor/recipient shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material based on or developed under this program. These statements shall appear either on the title/first page or the final page of such documents -

            "The research reported in this document/presentation was performed in connection with Contract/Cooperative Agreement number DAAD17-01-D-0006 with the U.S. Army Research Laboratory. The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the U.S. Army Research Laboratory or the U.S. Government unless so designated by other authorized documents. Citation of manufacturer's or trade names does not constitute an official endorsement or approval of the use thereof. The U.S. Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon."

                                 (End of clause)

52.016-4400 PAYMENT OF FEE (AUG 1999)

      Pursuant to the clause at FAR 52.216-8, "Fixed Fee", and subject to withholding provisions contained therein or elsewhere in the contract, fixed fee shall be paid to the Contractor on a pro rata basis derived from the ratio of the fixed fee to the estimated cost of the contract and shall be included in the vouchers submitted by the Contractor for reimbursement under the terms of the contract.

                                 (End of clause)

52.016-4406 TASK ORDERS/CPFF (COMPLETION) (MAR 2001)

      (a) The Contractor shall perform its obligation under this contract in accordance with written Task Orders issued on a DD Form 1155 by the Contracting Officer pursuant to this paragraph. No work will be performed or billed by the Contractor unless and until authorized by such Task Orders signed by the Contracting Officer.

      (b) Individual Task Orders will be issued on a Cost-Plus-Fixed-Fee (Completion) basis. Task Orders issued hereunder will be serially numbered, and each will include (1) a statement that it is issued on a CPFF (Completion) basis, (2) the Total Estimated Cost, Fixed Fee, and Total Cost-Plus-Fixed-Fee,
(3) a specific description of the work to be performed and items to be delivered, including data items, and (4) the date by which all effort and deliveries are to be completed.

      (c) Except as provided in subparagraph (d) below, the issuance of a Task Order shall be preceded by an agreement by the Contractor and the Contracting Officer on the completion schedule and the Total CPFF. Prior to the issuance of each Task Order, the Government will provide written notice to the Contractor which will contain a description of the contemplated Task Order and will include
(1) a description of the work and deliverable items and (2) a proposed completion schedule. Within ten days, or such longer period as may be authorized by the Contracting Officer, after receipt of the proposed order, the Contractor shall provide to the Contracting Officer a cost proposal which includes all costs estimated to be necessary to perform all the work in the proposed order, and its proposed completion schedule if different from the schedule proposed by the Contracting Officer. If and when the Contractor and the Contracting Officer agree on the Total CPFF and completion schedule, the agreement shall be set forth in

                                                                DAAD17-01-D-0006
the Task Order, which shall be signed by the Contractor, and then signed by the Contracting Officer and issued to the Contractor.

      (d) The Contracting Officer may issue Task Orders without first reaching agreement with the Contractor on the Total CPFF and schedule, and the Contractor shall proceed with the performance of such Task Order, up to the amount identified in the clause titled "Limitation of Government Liability" (52.216-24).

      (e) All Task Orders issued hereunder are subject to the terms and conditions of this contact, and this contract shall control in the event of conflict with any Task Order.

      (f) In addition to other clauses contained herein, the Contractor's attention is directed to the fact that the clauses titled "Limitation of Cost" (52.216-20) and "Limitation of Funds" (52.216-22) apply separately to each individual Task Order issued hereunder. Furthermore, pursuant to the clause titled "Fixed Fee" (52.216-8), and subject to the withholding provisions contained therein or elsewhere in the contract, fixed fee shall be paid to the Contractor on a pro rata basis derive from the ratio of fixed fee to the estimated cost of the Task Order and shall be included in the vouchers submitted by the Contractor for reimbursement under the terms of the contract.

      (g) If at any time during performance of an individual Task Order the Contractor believes that the work thereunder cannot be completed within the current funds allotted to that Task Order, or the costs the Contractor expects to incur within the next 60 days, when added to the costs previously incurred will exceed 75 percent of the total amount allotted to the Task Order, the Contractor shall notify the Contacting Officer (as required by the clauses at 52.232-20 and 52.232-22), giving the estimate amount of additional funds required to continue performance for the period specified in the Task Order with supporting reasons and documentation. The Government is not obligated to reimburse the Contractor any costs in excess of the total amount allotted to the Task Order, whether incurred during the course of the Task Order or as a result of termination of the Task Order.

(End of requirement)

52.039-4402 YEAR 2000 COMPLIANCE - NEW PRODUCTS OR SYSTEMS (OCT 1997)

      The contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39.

                                 (End of clause)

52.046-4401 KEY PERSONNEL (FEB 00)

The Contractor shall notify the Government in the event of a transition (replacing or removal) of key personnel (those individuals addressed in the Contractors proposal) working under this contract. The Government reserves the right to review the qualifications of any Contractor personnel proposed to replace existing personnel and accept/reject the individual based on its judgement that the individual can perform similarly as the transitioned personnel.

                                 (End of clause)

                                                                DAAD17-01-D-0006

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1        Definitions                                                        MAY 2001
52.203-3        Gratuities                                                         APR 1984
52.203-5        Covenant Against Contingent Fees                                   APR 1984
52.203-6        Restrictions On Subcontractor Sales To The Government              JUL 1995
52.203-7        Anti-Kickback Procedures                                           JUL 1995
52.203-8        Cancellation, Rescission, and Recovery of Funds for Illegal or     JAN 1997
                Improper Activity
52.203-10       Price Or Fee Adjustment For Illegal Or Improper Activity           JAN 1997
52.203-12       Limitation On Payments To Influence Certain Federal Transactions   JUN 1997
52.204-4        Printed or Copied Double-Sided on Recycled Paper                   AUG 2000
52.209-6        Protecting the Government's Interest When Subcontracting With      JUL 1995
                Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15       Defense Priority And Allocation Requirements                       SEP 1990
52.215-2        Audit and Records--Negotiation                                     JUN 1999
52.215-8        Order of Precedence--Uniform Contract Format                       OCT 1997
52.215-10       Price Reduction for Defective Cost or Pricing Data                 OCT 1997
52.215-12       Subcontractor Cost or Pricing Data                                 OCT 1997
52.215-14       Integrity of Unit Prices                                           OCT 1997
52.215-15       Pension Adjustments and Asset Reversions                           DEC 1998
52.215-18       Reversion or Adjustment of Plans for Postretirement Benefits       OCT 1997
                (PRB) Other than Pensions
52.215-19       Notification of Ownership Changes                                  OCT 1997
52.215-21       Requirements for Cost or Pricing Data or Information Other Than    OCT 1997
                Cost or Pricing Data--Modifications
52.216-7        Allowable Cost And Payment                                         MAR 2000
52.216-8        Fixed Fee                                                          MAR 1997
52.222-3        Convict Labor                                                      AUG 1996
52.222-21       Prohibition Of Segregated Facilities                               FEB 1999
52.222-26       Equal Opportunity                                                  FEB 1999
52.222-35       Affirmative Action For Disabled Veterans And Veterans of the       APR 1998
                Vietnam Era
52.222-36       Affirmative Action For Workers With Disabilities                   JUN 1998
52.222-37       Employment Reports On Disabled Veterans And Veterans Of The        JAN 1999
                Vietnam Era
52.223-6        Drug Free Workplace                                                MAY 2001
52.223-14       Toxic Chemical Release Reporting                                   OCT 2000
52.225-13       Restrictions on Certain Foreign Purchases                          JUL 2000
52.226-1        Utilization Of Indian Organizations And Indian-Owned Economic      JUN 2000
                Enterprises
52.227-1 Alt I  Authorization And Consent (Jul 1995) - Alternate I                 APR 1984
52.227-2        Notice And Assistance Regarding Patent And Copyright               AUG 1996
                Infringement
52.227-11       Patent Rights--Retention By The Contractor (Short Form)            JUN 1997
52.228-7        Insurance--Liability To Third Persons                              MAR 1996
52.232-9        Limitation On Withholding Of Payments                              APR 1984
52.232-17       Interest                                                           JUN 1996
52.232-20       Limitation Of Cost                                                 APR 1984
52.232-22       Limitation Of Funds                                                APR 1984

                                                                DAAD17-01-D-0006

52.232-23        Assignment Of Claims                                             JAN 1986
52.232-25        Prompt Payment                                                   MAY 2001
52.232-33        Payment by Electronic Funds Transfer--Central Contractor         MAY 1999
                 Registration
52.233-1         Disputes                                                         DEC 1998
52.233-3 Alt I   Protest After Award (Aug 1996) - Alternate I                     JUN 1985
52.242-1         Notice of Intent to Disallow Costs                               APR 1984
52.242-3         Penalties for Unallowable Costs                                  MAY 2001
52.242-4         Certification of Final Indirect Costs                            JAN 1997
52.242-13        Bankruptcy                                                       JUL 1995
52.243-2  Alt V  Changes--Cost-Reimbursement (Aug 1987) - Alternate V             APR 1984
52.244-2  Alt I  Subcontracts (Aug 1998) - Alternate I                            AUG 1998
52.244-5         Competition In Subcontracting                                    DEC 1996
52.244-6         Subcontracts for Commercial Items and Commercial Components      MAY 2001
52.245-5 (Dev)   Government Property (Cost-Reimbursement, Time-and-Material, or   JAN 1986
                 Labor-Hour Contracts) (Deviation)
52.246-23        Limitation Of Liability                                          FEB 1997
52.249-6         Termination (Cost Reimbursement)                                 SEP 1996
52.249-14        Excusable Delays                                                 APR 1984
52.253-1         Computer Generated Forms                                         JAN 1991
252.203-7001     Prohibition On Persons Convicted of Fraud or Other Defense-      MAR 1999
                 Contract-Related Felonies
252.203-7002     Display Of DOD Hotline Poster                                    DEC 1991
252.204-7000     Disclosure Of Information                                        DEC 1991
252.204-7003     Control Of Government Personnel Work Product                     APR 1992
252.204-7004     Required Central Contractor Registration                         MAR 2000
252.205-7000     Provisions Of Information To Cooperative Agreement Holders       DEC 1991
252.209-7000     Acquisition From Subcontractors Subject To On-Site Inspection    NOV 1995
                 Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004     Subcontracting With Firms That Are Owned or Controlled By The    MAR 1998
                 Government of a Terrorist Country
252.215-7000     Pricing Adjustments                                              DEC l991
252.215-7002     Cost Estimating System Requirements                              OCT 1998
252.223-7004     Drug Free Work Force                                             SEP 1988
252.225-7012     Preference For Certain Domestic Commodities                      AUG 2000
252.225-7026     Reporting Of Contract Performance Outside The United States      JUN 2000
252.225-7031     Secondary Arab Boycott Of Israel                                 JUN 1992
252.227-7013     Rights in Technical Data--Noncommercial Items                    NOV 1995
252.227-7030     Technical Data--Withholding Of Payment                           MAR 2000
252.227-7034     Patents--Subcontracts                                            APR 1984
252.227-7036     Declaration of Technical Data Conformity                         JAN 1997
252.227-7037     Validation of Restrictive Markings on Technical Data             SEP 1999
252.227-7039     Patents--Reporting Of Subject Inventions                         APR 1990
252.231-7000     Supplemental Cost Principles                                     DEC 1991
252.235-7011     Final Scientific or Technical Report                             SEP 1999
252.242-7000     Postaward Conference                                             DEC 1991
252.243-7002     Requests for Equitable Adjustment                                MAR 1998
252.244-7000     Subcontracts for Commercial Items and Commercial Components      MAR 2000
                 (DoD Contracts)
252.247-7023     Transportation of Supplies by Sea                                MAR 2000
252.247-7024     Notification Of Transportation Of Supplies By Sea                MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

                                                                DAAD17-01-D-0006

52.219-4 NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS (JAN 1999)

(a) Definition. HUBZone small business concern, as used in this clause, means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

(b) Evaluation preference. (1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except--

(i) Offers from HUBZone small business concerns that have not waived the evaluation preference;

(ii) Otherwise successful offers from small business concerns;

(iii) Otherwise successful offers of eligible products under the Trade Agreements Act when the dollar threshold for application of the Act is exceeded (see 25.402 of the Federal Acquisition Regulation (FAR)); and

(iv) Otherwise successful offers where application of the factor would be inconsistent with a Memorandum of Understanding or other international agreement with a foreign government.

(2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation shall be applied before application of the factor.

(3) A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219-23). Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror's base offer.

These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraph (d) of this clause do not apply if the offeror has waived the evaluation preference.

|_| Offeror elects to waive the evaluation preference.

(d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

(1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

(2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

(3) General construction, at least 15 percent of the cost of the contract performance incurred for personnel will be will be spent on the concern's employees or the employees of other HUBZone small business concerns; or

(4) Construction by special trade contractors, at least 25 percent of the cost of the contract performance incurred for personnel will be spent on the concern's employees or the employees of other HUBZone small business concerns.

(e) A HUBZone joint venture agrees that in the performance of the contract, the applicable percentage specified in paragraph (d) of this clause will be performed by the HUBZone small business participant or participants.

                                                                DAAD17-01-D-0006

(f) A HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business manufacturer concerns. This paragraph does not apply in connection with construction or service contracts.

(End of clause)

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero or the overtime premium is paid for work--

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accountings;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FAR
http://www.arnet.gov/far

DFAR
http://farsite.hill.af.mil/VFDFARa.htm

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

                                                                DAAD17-01-D-0006

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the [name of contracting agency(ies)] under Contract No. DAAD17-01-D-0006.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the [name of contracting agency(ies)].

                                                                DAAD17-01-D-0006

SECTION J List of Documents, Exhibits and Other Attachments

Section J Table Of Contents

DOCUMENT TYPE              DESCRIPTION              PAGES                   DATE

                                                                DAAD17-01-D-0006

------------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                       1. THIS CONTRACT IS A RATED ORDER                        RATING              PAGE OF PAGES
                                        UNDER DPAS (15 CFR 350)                                                     1       24
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO. 3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DAAD17-01-D-0006                                                           W71B7J-1096-H242
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                    CODE W71B7J                                6. ADMINISTERED BY (If other than Item 5)  CODE S0513A
                                     ------------------------------------                                                  ---------
US ARMY ROBERT MORRIS ACQUISITION CENTER                                   DCM - SANTA ANA
RMAC - ADELPHI                                                             34 CIVIC CENTER PLAZA
2800 POWDER MILL ROAD                                                      P.0. BOX C-12700
AMSSB-ACA                                                                  SANTA ANA CA 92712-2700
ADELPHI MD 20783-1197
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR  (No., street, city, county,             8. DELIVERY
                                   state and zip code)                        |_| FOB ORIGIN  |X| OTHER (See below)

IRVINE SENSORS CORPORATION                                                 ---------------------------------------------------------
DARYL SMETANA                                                              9. DISCOUNT FOR PROMPT PAYMENT
3001 RED HILL AVENUE BLDG 4
COSTA MESA CA 92626                                                           NET 30 DAYS
                                                                           ---------------------------------------------------------
                                                                           10. SUBMIT INVOICES                           ITEM

                                                                               (4 copies unless otherwise specified)
---------------------------------------------------------------------------    TO THE ADDRESS                             Section G
CODE 54266                           FACILITY CODE                             SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR            CODE W71B7J                                12. PAYMENT WILL BE MADE BY                CODE HQ0339
                                     ------------------------------------                                                  ---------
US ARMY RESEARCH LABORATORY                                                DFAS - COLUMBUS CENTER
VINCENT MARINELLI/AMSRL-SE-SS                                              DFAS-C0/WEST ENTITLEMENT OPERATIONS
2800 POWDER MILL ROAD                                                      P.O. BOX 182381
ADELPHI MD 20783-1197                                                      COLUMBUS OH 43218-2381

------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                           14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION
    |_| 10 U.S.C. 2304(c)( )  |_| 41 U.S.C. 253(c)( )
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                   15B. SUPPLIES/SERVICES                     15C. QUANTITY   15D. UNIT   15E. UNIT PRICE   15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                     SEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT                       $0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                    16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X) SEC.         DESCRIPTION                           PAGE(S)  (X)  SEC.                         DESCRIPTION                PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
            PART I - THE SCHEDULE                                                         PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X   A  SOLICITATION/CONTRACT FORM                      1 - 1    X    I         CONTRACT CLAUSES                             18
------------------------------------------------------------------------------------------------------------------------------------
 X   B  SUPPLIES OR SERVICES AND PRICES/COSTS           2          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
 X   C  DESCRIPTION/SPECS./WORK STATEMENT               4        X    J         LIST OF ATTACHMENTS                          23
------------------------------------------------------------------------------------------------------------------------------------
 X   D  PACKAGING AND MARKING                           10                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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 X   E  INSPECTION AND ACCEPTANCE                       11            K         REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
----------------------------------------------------------                      OF OFFERORS
 X   F  DELIVERIES OR PERFORMANCE                       12
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 X   G  CONTRACT ADMINISTRATION DATA                    13            L         INSTRS., CONDS., AND NOTICES TO OFFERORS
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 X   H  SPECIAL CONTRACT REQUIREMENTS                   14            M         EVALUATION FACTORS FOR AWARD
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                                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is           18. |_| AWARD (Contractor is not required to sign this
required to sign this document and return 1 copies to             document) Your offer on Solicitation Number
issuing office) Contractor agrees to furnish and deliver
all items or perform all the services set forth or                ------------------------------------------------------------------
otherwise identified above and on any continuation                including the additions or changes made by you which
sheets for the consideration stated herein. The rights            additions or changes are set forth in full above, is
and obligations of the parties to this contract shall be          hereby accepted as to the items listed above and on my
subject to and governed by the following documents: (a)           continuation sheets. This award consummates the contract
this award/contract, (b) the solicitation, if any, and            which consists of the following documents: (a) the
(c) such provisions, representations, certifications,             Government's solicitation and your offer, and (b) this
and specifications, as are attached or incorporated by            award/contract. No further contractual document is
reference herein.                                                 necessary.

(Attachments are listed herein)
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19A. NAME AND TITLE OF SIGNER (Type or print)                              20A. NAME AND TITLE OF CONTRACTING OFFICER

Robert Richards - Pres. and CEO
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19B. NAME OF CONTRACTOR                       19C. DATE SIGNED             20B. UNITED STATES OF AMERICA          20C. DATE SIGNED

BY /s/ Robert Richards                             6/29/01                 By
   ----------------------------------------                                   ----------------------------------------
   (Signature of person authorized to sign)                                   (Signature of Contracting Officer)
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NSN 7540-01-152-8069                                               26-107                          STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE                                  GPO 1985 O - 469-794                    Prescribed by GSA
                                                                                                   FAR (48 CFR) 53.214(a)
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